UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 31, 2015 (December 28, 2015)

American Airlines Group Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-8400	75-1825172
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4333 Amon Carter Blvd., Fort Worth, Texas		76155
(Address or principal executive offices)		(Zip Code)

(817) 963-1234

(Registrant’s telephone number)

N/A

(Former name or former address, if changed since last report)

American Airlines, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-2691	13-1502798
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4333 Amon Carter Blvd., Fort Worth, Texas		76155
(Address or principal executive offices)		(Zip Code)

(817) 963-1234

(Registrant’s telephone number)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

In order to simplify American Airlines Group Inc.’s (“AAG”) internal corporate structure and as part of the integration efforts following the business combination of AAG and US Airways Group, Inc. (“US Airways Group”) in 2013, AAG caused US Airways Group to be merged with and into AAG on December 30, 2015 (the “Effective Date”) with AAG continuing as the surviving corporation (the “US Airways Group Merger”), and immediately following the US Airways Group Merger, US Airways, Inc. (“US Airways”) merged with and into American Airlines, Inc. (“American”), each a direct or indirect wholly-owned subsidiary of AAG, pursuant to the terms of an Agreement and Plan of Merger (the “Merger Agreement”) entered into on December 28, 2015 by and between American and US Airways, with American continuing as the surviving corporation and a wholly-owned subsidiary of AAG (the “US Airways Merger”).

On the Effective Date, AAG, American and Wilmington Trust, National Association, as trustee (the “Trustee”), entered into a Third Supplemental Indenture to the Indenture, dated as of May 24, 2013, as amended and supplemented, among US Airways Group, as issuer, AAG, American and US Airways, each as guarantors, and the Trustee (the “2013 Indenture”), in which AAG assumed the obligations of US Airways Group as the issuer and American assumed the obligations of US Airways as a guarantor, in each case, under the 2013 Indenture and with respect to the $500 million aggregate principal amount of 6.125% Senior Notes due 2018 issued thereunder.

On the Effective Date, AAG, American and the Trustee entered into a First Supplemental Indenture to the Indenture, dated as of September 25, 2014, among AAG, as issuer, American, US Airways and US Airways Group, each as guarantors, and the Trustee (the “2014 Indenture”), in which AAG assumed the obligations of US Airways Group as a guarantor and American assumed the obligations of US Airways as a guarantor, in each case, under the 2014 Indenture and with respect to the $750 million aggregate principal amount of 5.50% Senior Notes due 2019 issued thereunder.

On the Effective Date, AAG, American and the Trustee, entered into a First Supplemental Indenture to the Indenture, dated as of March 5, 2015, among AAG, as issuer, American, US Airways and US Airways Group, each as guarantors, and the Trustee (the “2015 Indenture”), in which AAG assumed the obligations of US Airways Group as a guarantor and American assumed the obligations of US Airways as a guarantor, in each case, under the 2015 Indenture and with respect to the $500 million aggregate principal amount of 4.625% Senior Notes due 2020 issued thereunder.

On the Effective Date, AAG, American and Citicorp North America, as administrative agent (the “Agent”), entered into an Assumption Agreement to the $1.6 billion loan agreement, dated as of May 23, 2013, as amended and supplemented, among US Airways Group, US Airways, as borrower, the other parties thereto and the Agent (the “2013 Citicorp Loan Agreement”), in which AAG assumed the obligations of US Airways Group as a guarantor and American assumed the obligations of US Airways as borrower, in each case, under the 2013 Citicorp Loan Agreement.

The foregoing descriptions of the Merger Agreement, the supplemental indentures and the Assumption Agreement under the 2013 Citicorp Loan Agreement in this Item 1.01 do not purport to be complete and are qualified in their entirety by reference to the Merger Agreement, the Third Supplemental Indenture to the 2013 Indenture, the First Supplemental Indenture to the 2014 Indenture, the First Supplemental Indenture to the 2015 Indenture and the Assumption Agreement under the 2013 Citicorp Loan Agreement, each of which are filed as Exhibits 2.1, 4.1, 4.2, 4.3 and 10.1, respectively, hereto and incorporated herein by reference.

Item 2.01	Completion of Acquisition or Disposition of Assets

In order to simplify AAG’s corporate structure, US Airways merged with and into American pursuant to the Merger Agreement on the Effective Date, with American continuing as the surviving corporation of the US Airways Merger. In accordance with the Merger Agreement, at the Effective Time, each share of capital stock of US Airways issued and outstanding prior to the US Airways Merger was cancelled and no consideration was delivered in exchange therefor. Each share of capital stock of American issued and outstanding immediately prior to the US Airways Merger remained outstanding, was unaffected by the US Airways Merger and continued to be held by AAG. As a result of the US Airways Merger, all property, rights, privileges, powers and franchises of US Airways became the property, rights, privileges, powers and franchises of American, and all debts, liabilities and duties of US Airways became the debts, liabilities and duties of American.

The foregoing description of the US Airways Merger in this Item 2.01 does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is filed as Exhibit 2.1 hereto and incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information described in the second, third, fourth and fifth paragraphs under Item 1.01 above is incorporated herein by reference. In addition, through entry into various assumption agreements and by operation of law by virtue of the US Airways Merger, on the Effective Date, American assumed all of US Airways’ obligations under all notes issued by US Airways and all credit agreements, loan agreements, leases and other contracts to which US Airways is a party, including but not limited to all equipment notes previously issued by US Airways in its enhanced equipment trust certificate (“EETC”) financings of aircraft. As of September 30, 2015, the equipment notes issued in connection with the following material EETC financings of US Airways had an aggregate principal balance, per annum interest rate and maturity date as set forth below:

ETTC Financing	Agg. Principal Balance as of September 30, 2015	Interest Rates	Maturity Dates
2010-1 EETC’s	$235.0 million	6.25% to 8.50%	Apr. 2017 to Apr. 2023
2011-1 EETC’s	$304.2 million	7.125% to 9.75%	Oct. 2018 to Oct. 2023
2012-1 EETC’s	$485.6 million	5.90% to 9.125%	Oct. 2015 to Oct. 2024
2012-2 EETC’s	$576.9 million	4.625% to 6.75%	Jun. 2018 to Jun. 2025
2013-1 EETC’s	$774.0 million	3.95% to 5.375%	Nov. 2021 to Nov. 2025

Also on the Effective Date, in order to simplify AAG’s corporate structure, US Airways Group merged with and into AAG with AAG continuing as the surviving corporation in accordance with the provisions applicable to short form mergers set forth in Section 253 of the Delaware General Corporation Law. By virtue of the US Airways Group Merger, AAG assumed by operation of law all of AAG’s obligations under all credit agreements, loan agreements, leases and other contracts to which US Airways Group is a party, including but not limited to guarantees of the payment obligations of American, as successor to US Airways, under the EETC financings of aircraft described in the foregoing paragraph.

Item 3.03	Material Modification to Rights of Security Holders

The information described in the second, third and fourth paragraphs under Item 1.01 above is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders

On December 28, 2015, by written consent in lieu of a meeting, AAG, as the sole stockholder of American, approved the adoption of the Merger Agreement and all other transactions contemplated by the Merger Agreement, including the US Airways Merger.

Item 9.01	Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

The audited financial statements of US Airways required by Item 9.01(a) of Form 8-K will be filed as part of an amendment to this report not later than 71 calendar days after the date this report is required to be filed.

(b) Pro Forma Financial Information.

Unaudited pro forma condensed combined financial statements and notes related thereto, relating to the completion of the US Airways Merger will be filed as part of an amendment to this report not later than 71 calendar days after the date this report is required to be filed.

(d)	Exhibits.

Exhibit	Description

2.1	Agreement and Plan of Merger, dated as of December 28, 2015, by and between American Airlines, Inc. and US Airways, Inc.

4.1	Third Supplemental Indenture, dated as of December 30, 2015, by and among American Airlines Group Inc., American Airlines, Inc. and Wilmington Trust, National Association, as trustee, to the Indenture dated as of May 24, 2013.

4.2	First Supplemental Indenture, dated as of December 30, 2015, by and among American Airlines Group Inc., American Airlines, Inc. and Wilmington Trust, National Association, as trustee, to the Indenture dated as of September 25, 2014.

4.3	First Supplemental Indenture, dated as of December 30, 2015, by and among American Airlines Group Inc., American Airlines, Inc. and Wilmington Trust, National Association, as trustee, to the Indenture dated as of March 5, 2015.

10.1	Assumption Agreement, dated as of December 30, 2015, by and among American Airlines Group Inc., American Airlines, Inc. and Citicorp North America, Inc., as administrative agent, to the $1.6 billion loan agreement, as amended, dated May 23, 2013 between, among others, US Airways, Inc., certain affiliates of US Airways, Inc. and certain lenders.

10.2	Assumption Agreement, dated as of December 30, 2015, by American Airlines, Inc. for the benefit of Wilmington Trust Company, as pass through trustee, subordination agent, and paying agent, and Wilmington Trust, National Association, as escrow agent, in each case, under the Note Purchase Agreement, dated as of April 24, 2013, among US Airways, Inc., Wilmington Trust Company, Wilmington Trust, National Association and Wilmington Trust Company.

10.3	Form of Assumption Agreement, dated as of December 30, 2015, by American Airlines, Inc. for the benefit of Wilmington Trust Company, as Indenture Trustee, to (i) each Participation Agreement between, among others, US Airways, Inc. and Wilmington Trust Company, as Indenture Trustee, entered into pursuant to the 2010-1, 2011-1, 2012-1, 2012-2 and 2013-1 EETC note purchase agreements and (ii) each Trust Indenture and Security Agreement, between, among others, US Airways, Inc., and Wilmington Trust Company, as Indenture Trustee entered into pursuant to the 2010-1, 2011-1, 2012-1, 2012-2 and 2013-1 EETC note purchase agreements.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 31, 2015

American Airlines Group Inc.

/s/ Stephen L. Johnson
Stephen L. Johnson
Executive Vice President

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 31, 2015

American Airlines, Inc.

/s/ Stephen L. Johnson
Stephen L. Johnson
Executive Vice President

Exhibit Index

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of December 28, 2015, by and between American Airlines, Inc. and US Airways, Inc.

4.1	Third Supplemental Indenture, dated as of December 30, 2015, by and among American Airlines Group Inc., American Airlines, Inc. and Wilmington Trust, National Association, as trustee, to the Indenture dated as of May 24, 2013.

4.2	First Supplemental Indenture, dated as of December 30, 2015, by and among American Airlines Group Inc., American Airlines, Inc. and Wilmington Trust, National Association, as trustee, to the Indenture dated as of September 25, 2014.

4.3	First Supplemental Indenture, dated as of December 30, 2015, by and among American Airlines Group Inc., American Airlines, Inc. and Wilmington Trust, National Association, as trustee, to the Indenture dated as of March 5, 2015.

10.1	Assumption Agreement, dated as of December 30, 2015, by and among American Airlines Group Inc., American Airlines, Inc. and Citicorp North America, Inc., as administrative agent, to the $1.6 billion loan agreement, as amended, dated May 23, 2013 between, among others, US Airways, Inc., certain affiliates of US Airways, Inc. and certain lenders.

10.2	Assumption Agreement, dated as of December 30, 2015, by American Airlines, Inc. for the benefit of Wilmington Trust Company, as pass through trustee, subordination agent, and paying agent, and Wilmington Trust, National Association, as escrow agent, in each case, under the Note Purchase Agreement, dated as of April 24, 2013, among US Airways, Inc., Wilmington Trust Company, Wilmington Trust, National Association and Wilmington Trust Company.

10.3	Form of Assumption Agreement, dated as of December 30, 2015, by American Airlines, Inc. for the benefit of Wilmington Trust Company, as Indenture Trustee, to (i) each Participation Agreement between, among others, US Airways, Inc. and Wilmington Trust Company, as Indenture Trustee, entered into pursuant to the 2010-1, 2011-1, 2012-1, 2012-2 and 2013-1 EETC note purchase agreements and (ii) each Trust Indenture and Security Agreement, between, among others, US Airways, Inc., and Wilmington Trust Company, as Indenture Trustee entered into pursuant to the 2010-1, 2011-1, 2012-1, 2012-2 and 2013-1 EETC note purchase agreements.